                                                                     EXHIBIT 1.1




                               2,400,000 SHARES(1)

                             LASER POWER CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                          , 1997


CRUTTENDEN ROTH INCORPORATED
L.H. FRIEND, WEINRESS, FRANKSON & PRESSON, INC.
As Representatives of the Several Underwriters
c/o Cruttenden Roth Incorporated
18301 Van Karman, Suite 100
Irvine, California 92715

Ladies and Gentlemen:

         Laser Power Corporation, a Delaware corporation (the "Company"), and certain stockholders of the Company named in Schedule B hereto (hereafter called the "Selling Stockholders") address you as the Representatives of each of the persons, firms and corporations listed in Schedule A hereto (herein collectively called the "Underwriters") and hereby confirm their respective agreements with the several Underwriters as follows:

         1. DESCRIPTION OF SHARES. The Company proposes to issue and sell 2,000,000 shares of its authorized and unissued Common Stock, $0.001 par value per share, to the several Underwriters. The Selling Stockholders, acting severally and not jointly, propose to sell an aggregate of 400,000 shares of the Company's authorized and outstanding Common Stock, $0.001 par value per share, to the several Underwriters with the number of shares to be sold by each Selling Stockholder to be as set forth on Schedule B hereto. The 2,000,000 shares of Common Stock, $0.001 par value per share, of the Company to be sold by the Company are hereinafter called the "Company Shares" and the 400,000 shares of Common Stock, $0.001 par value per share, to be sold by the Selling Stockholders are hereinafter called the "Selling Stockholder Shares." The Company Shares and the Selling Stockholder Shares are hereinafter called the "Firm Shares". The Company also proposes to grant to the Underwriters an option to purchase up to 360,000 additional shares of the Company's Common Stock, $0.001 par value per


--------


(1) Plus an option to purchase up to 360,000 additional shares from the Company to cover over-allotments.

share (the "Option Shares"), as provided in Section 7 hereof. As used in this Agreement, the term "Shares" shall include the Company Shares, the Selling Stockholder Shares and the Option Shares. All shares of Common Stock, $0.001 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby, including the Shares, are hereinafter referred to as "Common Stock."

         2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

            I. The Company represents and warrants to and agrees with each Underwriter that:

               (a) A registration statement on Form SB-2 (File No. 333-24421) with respect to the Shares, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as may hereafter be reasonably required. Copies of such registration statement and amendments, of each related prospectus subject to completion (the "Preliminary Prospectuses") and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been delivered to you.

               If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) or, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations pursuant to subparagraph (1), (4) or (7) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations. The



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term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits (including exhibits incorporated by reference), in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, and shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); provided, however, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of Cruttenden Roth Incorporated, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 of the Rules and Regulations and with the consent of Cruttenden Roth Incorporated, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or
(c), as applicable, prior to the time that a confirmation is sent or given for purposes or Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement.

               (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material


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respects to the requirements of the Act and the Rules and Regulations and, as of
its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph (b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

               (c) The Company and each of its subsidiaries have been duly incorporated and are validly existing as a corporation in good standing under the laws of the jurisdiction of their incorporation with full power and authority (corporate and other) to own, lease and operate their properties and conduct their business as described in the Prospectus; the Company and each of its subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the ownership or leasing of their properties or the conduct of their business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company and each of its subsidiaries are in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; the Company and each of its subsidiaries are not in violation of their charter or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries, respectively is a party or by which its properties may be bound; and


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the Company and each of its subsidiaries are not in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or a subsidiary or over their properties of which it has knowledge. The Company does not own or control, directly or indirectly, any corporation, association or other entity except that the Company (i) owns all of the outstanding shares of Radius Engineering, N.V. except one share which is owned by Dr. Glenn Sherman, and (ii) owns all of the outstanding shares of Laser Power de Mexico, S.A. de C.V. except that Glenn Sherman, James Blasutta, Douglas Tanimoto, William Fredrick and Luis Arredando Vega each owns 5% of the outstanding shares.

               (d) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles or remedies; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which its properties may be bound, (ii) the charter or bylaws of the Company or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties and which the Company has reasonable knowledge of. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties is required for the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, or under state or other securities or Blue Sky laws.

               (e) There is not any pending or, to the Company's knowledge, threatened action, suit, claim or proceeding against the Company or any of its subsidiaries, or any of their respective officers or any of their respective properties, assets or rights before any court, arbitration tribunal, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its subsidiaries or their respective officers or properties or otherwise which (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or might materially and adversely affect the Company's properties, assets or rights,


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(ii) might prevent consummation of the transactions contemplated hereby or (iii)
is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company of a character required to be described in the Registration
Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement.

               (f) All outstanding shares of capital stock of the Company (including the Selling Stockholder Shares) have been duly authorized and validly issued and are fully paid and nonassessable, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities and, with respect to all outstanding shares (except 100 shares issued pursuant to an option plan) issued in the last three years, have been issued in compliance with all federal and state securities laws. The authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company). The Company Shares and the Option Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than any pledge, lien, security interest, encumbrance, claim or equitable interest created or imposed by, or in favor of, the Underwriters; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Company Shares or Option Shares or the issuance and sale thereof other than those that have been satisfied or expressly waived prior to the date hereof and those that will automatically expire upon and will not apply to the consummation of the transactions contemplated on or before the Closing Date. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares except as may be required under the Act or under state or other securities or Blue Sky laws. Except as disclosed in the Prospectus and the financial statements of the Company, and the related notes thereto included in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately presents the information required to be shown with respect to such plans, arrangements, options and rights.


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               (g) Ernst & Young LLP, which has examined the consolidated financial statements of the Company, together with the related schedules and notes, as of August 31, 1996 and 1995 and for each of the years in the three (3) years ended August 31, 1996 filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial statement information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial statement information, filed with the Commission as part of the Registration Statement, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

               (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, (ii) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (iii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

               (i) Except as set forth in the Registration Statement and Prospectus, (i) the Company has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, (ii) the agreements to which the Company is a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company in accordance with their terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors'


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
rights generally or by general equitable principles and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company has valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

               (j) The Company and its subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the Company's knowledge, might be asserted against the Company (or any of its subsidiaries) that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; and all tax liabilities are adequately provided for on the books of the Company.

               (k) The Company maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction and acts of vandalism, all of which insurance is in full force and effect; the Company has not been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

               (l) No labor disturbance by the employees of the Company exists or is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, value added resellers, subcontractors, authorized dealers or international distributors that might be expected to result in a material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company. No collective bargaining agreement exists with any of the Company's employees and, to the Company's knowledge, no such agreement is imminent.

               (m) Except as set forth in the Registration Statement and the
Prospectus:


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                        (i) The Company owns or possesses adequate rights to use
all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus;

                        (ii) The expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company;


                        (iii) The Company has not received any notice of any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights and has no knowledge of any such infringement or conflict with respect to any material patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and

                        (iv) The Company has not received any notice of, nor has it any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

               (n) The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is listed on The Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from The Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

               (o) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

               (p) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date, or any date on which Option Shares are to be purchased, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares


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
other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

               (q) The Company has not (nor has its subsidiaries) at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or the jurisdictions in which such subsidiaries conduct business.

               (r) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

               (s) Each officer and director of the Company, each Selling Stockholder and certain other stockholders have signed a Lock-up Agreement with Cruttenden Roth Incorporated (the "Lock-up Agreements"). The Company has provided to counsel for the Underwriters all of the Lock-up Agreements presently in effect. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company as of the date of this Agreement and the number and type of securities held by each securityholder.

               (t) Except as set forth in the Registration Statement and Prospectus, (i) the Company is in compliance, in all material respects, with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, (ii) the Company has not received notice from any governmental authority or third party of an asserted claim under Environmental Laws that is required to be disclosed in the Registration Statement and the Prospectus and is not so disclosed, (iii) the Company is not required to make any material capital expenditures for environmental control facilities or to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

               (u) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the


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
recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (v) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors or shareholders of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

               (w) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other hand, which is required to be described in the Registration Statement or the Prospectus which is not so described.

               (x) Except as disclosed in the Registration Statement or the Prospectus, the Company has not incurred any liability or potential liability for any fee, commission, or other compensation on account of the employment of any broker or finder in connection with the transactions contemplated by this Agreement.

               (y) The Company has complied with all provisions of Section 517.075, Florida statutes relating to doing business with the government of Cuba or with any person or affiliate located in Cuba.

         II. Each Selling Stockholder, severally and not jointly, represents and warrants to and agrees with each Underwriter and the Company that:

               (a) Such Selling Stockholder now has and on the Closing Date will have valid marketable title to the Shares to be sold by such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement other than any pledge, lien, security interest, encumbrance, claim or equitable interest created or imposed by, or in favor of, the Underwriters; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest pertaining to such Selling Stockholder or such Selling Stockholder's property, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Stockholder other than any pledge, lien, security interest, encumbrance, claim or equitable interest created or imposed by, or in favor of, the Underwriters.

               (b) Such Selling Stockholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representatives, an irrevocable Power of Attorney (the "Power of Attorney")


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
appointing each of Glenn H. Sherman and Paul P. Wickman, Jr. as an attorney-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Custody Agreement (the "Custody Agreement") with American Stock Transfer & Trust Company as custodian (the "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement on the part of such Selling Stockholder enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of such Selling Stockholder's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 6(i) hereof on behalf of such Selling Stockholder, to determine the purchase price to be paid by the several Underwriters to such Selling Stockholder as provided in Section 3 hereof; to authorize the delivery of the Selling Stockholder Shares under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

               (c) All consents, approvals, authorizations and orders required for the execution and delivery by such Selling Stockholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Stockholder of this Agreement and the sale and delivery of the Selling Stockholder Shares under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; such Selling Stockholder, if other than a natural person, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Stockholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder under this Agreement.

               (d) Such Selling Stockholder has entered into and has not and will not breach the terms of such Selling Stockholder's Lock-up Agreement.

               (e) Certificates in negotiable form for all Shares to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, have been delivered to the Attorneys or have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

               (f) This Agreement has been duly authorized by such Selling Stockholder (if such Selling Stockholder is not a natural person) and has been duly executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder, or any Selling Stockholder Shares hereunder, may be bound or, to such Selling Stockholders' knowledge, result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Stockholder or over the properties of such Selling Stockholder, or, if such Selling Stockholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Stockholder.

               (g) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

               (h) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

               (i) All information furnished by or on behalf of such Selling Stockholder relating to such Selling Stockholder and the Selling Stockholder Shares that is contained in the representations and warranties of such Selling Stockholder in such Selling Stockholder's Power of Attorney or set forth in the Registration Statement or the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date, and on any later date on which Option Shares are to be purchased, was or will be, true, correct and complete, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date, and on any later date on which Option Shares are to be purchased, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

               (j) Such Selling Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, and will advise one of its Attorneys and Cruttenden Roth Incorporated prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, if any statement to be made on behalf of such Selling Stockholder in the certificate contemplated by Section 6(i) would be inaccurate if made as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be.

               (k) Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; such Selling Stockholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Stockholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

         3. PURCHASE, SALE AND DELIVERY OF SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to
purchase from the Company, at a purchase price of $    per Share, the respective
number of Firm Shares which is set forth opposite the name of such Underwriter in Schedule A hereto (subject to adjustment as provided in Section 10).

            The certificates in negotiable form for the Selling Stockholder Shares have been placed in custody (for delivery under this Agreement) under the Custody Agreement or have been delivered to the Attorneys who will place such shares in custody immediately after execution of this Agreement. Each Selling Stockholder agrees that the certificates for the Selling Stockholder Shares of such Selling Stockholder so held in custody are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Stockholder for such custody, including the Power of Attorney is to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement. If any Selling Stockholder should die or be incapacitated, or if any other such event should occur before the delivery of the certificates for the Selling Stockholder Shares hereunder, the Selling Stockholder Shares to be sold by such Selling Stockholder shall, except as specifically provided herein or in the Custody Agreement, be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death or other event.

            Delivery of definitive certificates for the Firm Shares to be purchased by the Underwriters pursuant to this Section 3 shall be made against payment of the purchase price therefor (reduced as set forth below) by the several Underwriters by wire transfer of funds to the Company with the delivery of such certificates to be at the offices of Cooley Godward 4365 Executive Drive, Suite 1100, San Diego, California (or at such other place as may be agreed upon among the Representatives, the Company and the Attorneys), at 7:00 A.M., San Diego time (a) on the third (3rd) full business day following the first day that Shares are traded, (b) if this Agreement is executed and delivered after 1:30 P.M., San Diego time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (c) at such other time and date not later than seven (7) full business days following the first day that Shares are traded as the Representatives, the Company and the Attorneys may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10 hereof), such time and date of payment and delivery being herein called the "Closing Date"; provided, however, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 4(d) hereof, the Representatives may, in their sole discretion, postpone the Closing Date until no later than two
(2) full business days following delivery of copies of the Prospectus to the Representatives. The certificates for the Firm Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the Closing Date and will be in such names and denominations as you may request, such request to be made at least two
(2) full business days prior to the Closing Date. If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

            It is understood that you, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose funds shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

            After the Registration Statement becomes effective, the several Underwriters intend to make a public offering (as such term is described in

Section 11 hereof) of the Firm Shares at a public offering price of $      per
Share. After the public offering, the several Underwriters may, in their discretion, vary the public offering price.

            The information set forth on the outside and inside front cover page (insofar as such information relates to the Underwriters) concerning stabilization, over-allotment and passive market making by the Underwriters, and under the captions "Description of Capital Stock - Representatives Warrants" and "Underwriting" in any Preliminary Prospectus and in the Prospectus constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you, on behalf of the respective Underwriters, represent and warrant to the Company and the Selling Stockholders that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

                        (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence reasonably satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence reasonably satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence reasonably satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the reasonable opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriters, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing therefor to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations and the provisions of this Agreement.

                        (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                        (c) The Company will use its best efforts (including by providing full cooperation with your counsel, whose services in this matter are required and which you and the Company will seek to expedite) to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction for such purpose.

                        (d) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first full business day following the first day that Shares are traded, copies of the Registration Statement (two of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with
Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date reasonably specified by you in such quantities as you may from time to time reasonably request.

                        (e) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a twelve (12) month period beginning after the effective date of the Registration Statement.

                        (f) During a period of three (3) years after the date hereof, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and, upon request by a stockholder, unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its stockholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's stockholders, (ii) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders,
(iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD (other than any portion of such report or financial statement that is the subject of a request for confidential treatment by the Commission), (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared by the Company, and (vi) any additional publicly available information concerning the Company, or its business which you may reasonably request. During such three (3) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and such subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                        (g) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                        (h) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

                        (i) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or any Selling Stockholder to perform any agreement on their respective parts to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement pursuant to Section 11(a) hereof, or if the Underwriters shall terminate this Agreement pursuant to Section 11(a) or 11(b), then the provisions of Section 11 of that certain letter agreement dated April 2, 1997 between you and the Company (the "Letter Agreement") shall govern payment and reimbursement obligations of the parties notwithstanding that the Letter Agreement shall have ceased to be of full force or effect for any other purpose.

                        (j) If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                        (k) During the period of 180 days after the effective date of the Registration Statement, the Company will not, without the prior written consent of Cruttenden Roth Incorporated, offer to sell, contract to sell, or otherwise sell, dispose of loan, pledge or grant any rights with respect to or effect the purchase of, directly or indirectly, any Securities other than the sale of the Company Shares and the Option Shares hereunder and the Company's issuance of options or Common Stock currently reserved for issuance under the Company's presently authorized stock option plan, stock purchase plans and Warrants described in the Registration Statement and the Prospectus; provided, however, that the Company may issue up to 368,888 shares to Union Miniere, Inc. (to the extent not issued to date) pursuant to those certain Series A Convertible Subordinated Debentures dated as of December 29, 1988 and June 18, 1990 between the Company and Union Mines, Inc. and the Company may purchase shares pursuant to rights of first refusal and stock repurchase rights currently in effect under the Company's stock option plans and stock repurchase plans described in the Registration Statement and the Prospectus.

                        (l) The Company shall issue and sell to the Representatives upon the Closing Date, at a price of $0.001 per share, warrants to purchase in the aggregate that number of shares of the Company's Common Stock equal to ten percent (10%) of the Company Shares at an exercise price equal to One Hundred and Thirty Percent (130%) of the public offering purchase price per share set forth in Section 3 hereof (the "Representatives' Warrants"). The Representatives' Warrants shall have a term of five (5) years from the date of issuance and shall be in substantially the form attached hereto as Exhibit A.

                        (m) The Company will cause the Shares to be listed on The Nasdaq National Market, and the Company will comply with all registration, filing, reporting and other requirements of the Exchange Act and any such exchange or The Nasdaq National Market which may from time to time be applicable to the Company, and the Company shall not agree to the delisting from The Nasdaq National Market at any time prior to three (3) years from the Closing Date without the prior written consent of the Representatives unless required to do so by Nasdaq.

                        (n) The Company will use its best efforts to maintain a board of directors that will at all times include at least two (2) non-employee directors.

                        (o) The Company shall at all times maintain director and officer liability insurance from a responsible insurer with $5 million of coverage per occurrence.

                        (p) The Company will use its best efforts to ensure that all executive officers and key employees listed in the Registration Statement remain employed by the Company for a minimum of twenty four (24) months after the Closing Date.

         5.       EXPENSES.

                        (a) The Company agrees with each Underwriter that:

                                   (i) The Company will pay and bear all costs
and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto the Preliminary Blue Sky Memorandum and any Supplemental Blue Sky Memorandum; the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Underwriters' Questionnaire and Power of Attorney, and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any, the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent certified public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and the cost of qualifying the Shares under the laws of such jurisdictions as you may designate (including filing fees and fees and disbursements of Underwriters' Counsel in connection with such NASD filings and Blue Sky qualifications); provided, however that fees of Underwriters counsel with respect to Blue Sky matters shall not exceed $10,000; and all other expenses directly incurred by the Company and the Selling Stockholders in connection with the performance of their obligations hereunder. In addition, upon the Closing Date the Company will pay Cruttenden Roth Incorporated a non-accountable expense allowance equal to two percent (2%) of the total proceeds from the offering of the Shares, less $15,000 which has been previously paid. The provisions of this Section 3(a)(i) are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Stockholders and the Company hereby agree to pay, but shall not affect any agreement which the Selling Stockholders and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Stockholders hereunder to the several Underwriters.

                                   (ii) In addition to its other obligations
under Section 8 hereof, the Company agrees that as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(a) hereof, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                        (b) In addition to their other obligations under Section 8(c) hereof, the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(c) hereof, they will reimburse the Company and each Selling Stockholder on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company and each such Selling Stockholder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company and each such Selling Stockholder shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company and each such Selling Stockholder within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                        (c) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 5(a)(ii), 5(a)(iii) and 5(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(ii), 5(a)(iii) and 5(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 8(a), 8(b) and 8(c) hereof or the obligation to contribute to expenses which is created by the provisions of Section 8(e) hereof.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and the Selling Stockholders herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                        (a) The Registration Statement shall have become effective not later than 2:00 P.M., San Diego time, on the date following the date of this Agreement, or such later date and time as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, any Selling Stockholder or any Underwriter, threatened by the

Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Underwriters' Counsel.

                        (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section .

                        (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, there shall not have been any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

                        (d) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, the following opinion of Cooley Godward LLP, counsel for the Company, dated the Closing Date or such later date on which Option Shares are to be purchased addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                                   (i) The Company has been duly incorporated
and is validly existing as a corporation in good standing under the laws of Delaware;

                                   (ii) The Company has corporate power and
authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                                   (iii) The Company is duly qualified to do
business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business (as known to such counsel) requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the financial condition, earnings, operations or business of the Company. To the knowledge of such counsel, the Company does not own or control, directly or indirectly, any corporation, association or other entity except that the Company owns shares of Radius Engineering, N.V. and Laser Power de Mexico, S.A. de C.V.

                                   (iv) The authorized, issued and outstanding
capital stock of the Company was as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein, the issued and outstanding shares of capital stock of the Company (including the Selling Stockholder Shares) have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right;

                                   (v) The Company Shares or the Option Shares,
as the case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof; will be duly and validly issued and fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right contained in the Company's charter or bylaws or, to such counsel's knowledge, in any other agreement or contract to which the Company is a party;

                                   (vi) The Company has the corporate power and
authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder;

                                   (vii) This Agreement has been duly authorized
by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles or remedies;

                                   (viii) The Registration Statement has become
effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                                   (ix) The Registration Statement and the
Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules), financial data derived therefrom and other financial and statistical information included therein as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations;

                                   (x) The information in the Prospectus under
the caption "Description of Capital Stock," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and fairly summarizes such matters and conclusions to the extent required by the Act and applicable Rules and Regulations; and the form of certificate evidencing the Common Stock and filed as an exhibit to the Registration Statement comply with Delaware law;

                                   (xi) The description in the Registration
Statement and the Prospectus of the charter and bylaws of the Company and of statutes are accurate and fairly present the information required to be presented by the Act and the applicable Rules and Regulations;

                                   (xii) To such counsel's knowledge, there are
no agreements, contracts, leases or documents to which the Company or either of its subsidiaries is a party of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described therein or so filed;

                                   (xiii) The performance of this Agreement and
the consummation of the transactions herein contemplated (other than performance of the Company's indemnification and contribution obligations hereunder, concerning which no opinion need be expressed) will not (a) result in any violation of the charter or bylaws of the Company or (b) result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument filed as an exhibit to the Registration Statement or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its properties or operations; provided, however, that such counsel need not express any opinion or belief with respect to state securities or Blue Sky laws;

                                   (xiv) No consent, approval, authorization or
order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or its properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;

                                   (xv) To such counsel's knowledge, there are
no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations, other than those described therein; and

                                   (xvi) To such counsel's knowledge, except as
set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to such counsel to registration of such shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or have included securities in the Registration Statement pursuant to the exercise of and in full satisfaction of such rights.

                           In addition, such counsel shall state that such
counsel has acted as legal counsel to the Company and participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads such counsel to believe that, at the time the Registration Statement became effective, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules, other financial information derived therefrom and other financial and statistical information included therein, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or as of the date of the Prospectus or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           Counsel rendering the foregoing opinion may rely as
to questions of law not involving the laws of the United States, the State of California or the corporate laws of the State of Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

                           (e) You shall have received on the Closing Date and
on any later date on which Option Shares are to be purchased, as the case may be, the following opinions of counsel for each of the Company's subsidiaries dated the Closing Date or such later date on which Option Shares are to be purchased addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                                    (i) The subsidiary has been duly
incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;

                                    (ii) The subsidiary has the corporate power
and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus;

                                    (iii) The subsidiary is duly qualified to do
business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business (as known to such counsel) requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the subsidiary. The subsidiary does not own or control, directly or indirectly, any corporation, association or other entity.

                                    (iv) All of the outstanding shares of the
subsidiary (i) are owned by the Company except as set forth on an attachment to the Opinion, (ii) have been duly and validly issued and are fully paid and nonassessable, and, (iii) to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right. There are no outstanding options or warrants or other rights to acquire shares of the subsidiary's stock.


                                    (v) The performance of this Agreement and
the consummation of the transactions herein contemplated will not to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which the subsidiary is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the subsidiary or any of its properties or operations;

                                    (vi) No consent, approval, authorization or
order of or qualification with any court, government or governmental agency or body having jurisdiction over the subsidiary or its properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated;

                                    (vii) To such counsel's knowledge, there are
no legal or governmental proceedings pending or threatened against the subsidiary of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations, other than those described therein; and

                           In addition, such counsel shall state that such
counsel has acted as legal counsel to the subsidiary and has reviewed the contents of the Registration Statement and Prospectus and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads such counsel to believe that, at the time the Registration Statement became effective, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules, other financial information derived therefrom and other financial and statistical information included therein, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or as of the date of the Prospectus or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           Counsel rendering the foregoing opinion may rely as
to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

                           (f) You shall have received on the Closing Date the
following opinion of counsel for each of the Selling Stockholders dated the Closing Date addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                                    (i) The Power of Attorney and Custody
Agreement of the Selling Stockholder has been duly executed and delivered by or on behalf of the Selling Stockholder and each constitutes the valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and remedies;

                                    (ii) This Agreement has been duly executed
and delivered by or on behalf of the Selling Stockholder and is a valid and binding agreement of the Stockholder enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles or remedies;

                                    (iii) Upon the delivery of and payment for
the Shares as contemplated in this Agreement, valid marketable title to the Shares will be transferred to the Underwriters from the Selling Stockholder, free and clear of any adverse claim. In rendering such opinion, such counsel may assume that the Underwriters are without notice of any adverse claim to the Shares being purchased from the Selling Stockholder; and

                                    (iv) [To be provided by each Selling
Stockholder that is not a natural person.] The Selling Stockholder has full right, power and authority to enter into and to perform its obligations under the Power of Attorney and Custody Agreement to be executed and delivered by it in connection with the transactions contemplated herein; the Power of Attorney and Custody Agreement of the Selling Stockholder have each been duly authorized by the Selling Stockholder.

                                    (v) [to be provided by each Selling
Stockholder that is not a natural person] The Selling Stockholder has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by the Selling Stockholder hereunder; This Agreement has been duly authorized by the Selling Stockholder.

                                        Counsel rendering the foregoing opinion
may rely as to questions of fact upon representations or certificates of the Selling Stockholders or officers of the Selling Stockholders (when the Selling Stockholder is not a natural person), and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

                           (g) You shall have received on the Closing Date and
on any later date on which Option Shares are to be purchased, as the case may be, an opinion of Gray Cary Ware & Freidenrich, a Professional Corporation, in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

                           (h) You shall have received on the Closing Date and
on any later date on which Option Shares are to be purchased, as the case may be, the following opinion of _________________, patent counsel to the Company, dated the Closing Date or such other date on which Option Shares are to be purchased and addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters: an opinion that the information in the Registration Statement and the Prospectus under the captions "Risk Factors -- Patents and Proprietary Rights" and "Business -- Patents and Proprietary Rights," (the "Relevant Sections") to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and are a fair and accurate summary or such matters.

                           In addition, such counsel shall state that such
counsel has represented the Company in intellectual property-related matters and has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Relevant Sections and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Relevant Sections , nothing has come to the attention of such counsel which leads such counsel to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, the Relevant Sections contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Relevant Sections contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (i) You shall have received on the Closing Date and
on any later date on which Option Shares are to be purchased, as the case may be, a letter from Ernst & Young LLP, Independent Auditors ("E&Y"), addressed to the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be (in each case, the "Bring Down Letter"), confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in a letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than two (2) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, (i) reaffirming to the extent true, the statements set forth in the Original Letter as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since its date, or to reflect the availability of more recent financial statements, data or information. The Bring Down Letter shall not disclose any change in the condition (financial or otherwise) or earnings of the Company from that set forth in the Registration Statement or Prospectus. The Original Letter from E&Y shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent auditors with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder, (ii) set forth their opinion that with respect to their consolidated financial statements audited by them and appearing in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations thereunder, (iii) state that E&Y has performed the procedures set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information on the unaudited financial statements at and for the six-month period ended February 29/28, 1997 and 1996 (the "Interim Financial Statements"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Interim Financial Statements in order for them to be in conformity with generally accepted accounting principles, (v) state that nothing came to their attention that caused them to believe that the financial statements included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, and (vi) address other matters agreed upon by E&Y and you. In addition, you shall have received from E&Y a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as of August 31, 1996, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

                           (j) You shall have received on the Closing Date and
on any later date on which Option Shares are to be purchased, as the case may be, a certificate of the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be reasonably satisfied that:

                                    (i) The representations and warranties of
the Company in this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

                                    (ii) No stop order suspending the
effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                                    (iii) When the Registration Statement became
effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations, and in all material respects conformed to the requirements of the Act and the Rules and Regulations, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                                    (iv) Subsequent to the respective dates as
of which information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, (b) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company or is out of the ordinary course of business of the Company, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (f) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                           (k) You shall be reasonably satisfied that, and you
shall have received a certificate dated the Closing Date from or on behalf of each Selling Stockholder to the effect that, as of the Closing Date:

                                    (i) The representations and warranties made
by such Selling Stockholder herein are true or correct in all material respects on the Closing Date; and

                                    (ii) Such Selling Stockholder has complied
with all obligations and satisfied all conditions which is required to be performed or satisfied on the part of such Selling Stockholder at or prior to the Closing Date.

                           (l) The Company shall have entered stop transfer
instructions with the Company's transfer agent against the transfer of any shares of Common Stock, including shares issued during the Lock-up Period pursuant to options, Warrants or other securities convertible into or exchangeable for shares of Common Stock, held by any person party to a Lock-up Agreement except in compliance with the terms of the Lock-up Agreement.

                           (m) The Company and the Selling Stockholders shall
have furnished to you such other certificates and documents as you shall reasonably request (including certificates of officers of the Company, the Selling Stockholders or officers of the Selling Stockholders (when the Selling Stockholder is not a natural person)) as to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein, as to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

                           (n) You shall have received the Representatives'
Warrants, duly and validly executed by the President of the Company.

                           (o) The Shares shall have been duly approved for
listing on the Nasdaq National Market.

                           All such opinions, certificates, letters and
documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company and the Selling Stockholders will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

         7.       OPTION SHARES.

                           (a) On the basis of the representations, warranties
and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Company Shares only, a nontransferable option to purchase up to an aggregate of 360,000 Option Shares at the purchase price per share for the Firm Shares set forth in Section 3 hereof. Such option may be exercised by the Representatives on behalf of the several Underwriters on no more than three (3) occasions in whole or in part during the period of forty-five (45) days after the effective date of the Registration Statement by giving written notice (the "Option Notice") to the Company. The number of Option Shares to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Shares purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by the Representatives in such manner as to avoid fractional shares.

                           Delivery of definitive certificates for the Option
Shares to be purchased by the several Underwriters pursuant to the exercise of the option granted by this Section 7 shall be made against payment of the purchase price therefor (reduced as set forth below) by the several Underwriters by wire transfer of funds to the Company with the delivery of such certificates to be at the offices of Cooley Godward LLP 4365 Executive Drive, Suite 1100,
San Diego, California or at such other place as may be agreed upon among the Representatives and the Company (i) on the Closing Date, if written notice of the exercise of such option is received by the Company at least two (2) full business days prior to the Closing Date, or (ii) on a date which shall not be later than the third (3rd) full business day following the date the Company receives written notice of the exercise of such option, if such notice is received by the Company after the date two (2) full business days prior to the Closing Date.

                           The certificates for the Option Shares to be so
delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to such date of payment and delivery. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

                           It is understood that you, individually, and not as
the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

                           (b) Upon exercise of any option provided for in
Section 7(a) hereof, the obligations of the several Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment and delivery for such Option Shares) to the accuracy of and compliance with the representations, warranties and agreements of the Company herein, to the accuracy of the statements of the Company and officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, to the conditions set forth in Section 6 hereof, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be reasonably satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company or the satisfaction of any of the conditions herein contained.

         8.       INDEMNIFICATION AND CONTRIBUTION.

                           (a) The Company agrees to indemnify and hold harmless
each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject as a result of the transactions contemplated by this Agreement (including, without limitation, in its capacity as an Underwriter or as a qualified independent underwriter as defined in Rule 2720 of the Conduct Rules of the NASD) under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement or any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this
Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

                           The indemnity agreement in this Section 8(a) shall
extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

                           (b) Each Selling Stockholder, severally and not
jointly, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" as defined in Rule 2720 of the Conduct Rules of the NASD) under the Act, the Exchange Act or otherwise) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Selling Stockholder herein or in such Selling Stockholder's power of attorney contained,
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent such statement or omission is based upon written information relating to such Selling Shareholder furnished by such Selling Shareholder specifically for use in the preparation thereof; and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement provided in this

Section 8(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations; provided further, that each Selling Stockholder's aggregate liability for all claims for indemnity under this Section 8(b) is subject to the limitation on liability set forth in Section 8(f) below.

                           The indemnity agreement in this Section 8(b) shall
extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which such Selling Stockholder may otherwise have.

                           (c) Each Underwriter, severally and not jointly,
agrees to indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which the Company or such Selling Stockholder may become subject under the Act or otherwise as a result of the transactions contemplated by this Agreement, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this
Section 8(c) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company and each such Selling Stockholder for any legal or other expenses reasonably incurred by the Company and each such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action.

                           The indemnity agreement in this Section 8(c) shall
extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, each Selling Stockholder and each person, if any, who controls the

Company or any Selling Stockholder within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

                           (d) Promptly after receipt by an indemnified party
under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 except to the extent that it has been prejudiced by such omission. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 8(a), 8(b) or 8(c) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

                           (e) In order to provide for just and equitable
contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last sight of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that, the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the public offering price, and the Company and the Selling Stockholders are responsible for the remaining portion, provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of damages which such Underwriter has otherwise been required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 8(e) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter, the Company or any Selling Stockholder within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

                           (f) The liability of each Selling Stockholder under
the representations, warranties and agreements contained herein and under the indemnity agreements contained in the provisions of this Section 8 shall be limited to an amount equal to the public offering price of the Selling Stockholder Shares sold by such Selling Stockholder to the Underwriters. The Company and such Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                           (g) The parties to this Agreement hereby acknowledge
that they are sophisticated businesspersons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

         9. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants and agreements of the Company, the Selling Stockholders and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter within the meaning of the Act or the Exchange Act, or by or on behalf of the Company or any Selling Stockholder, or any of their officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement, until the date three years after the date of this Agreement at which time they shall terminate; provided, however, that thereafter the indemnifying party will remain liable, with respect to any claim for indemnification made pursuant to Section 8 of this Agreement (and reimbursement pursuant to Section 5 with respect thereto) provided that a notice of such claim has been delivered to the indemnifying party in accordance with Section 8(d) on or before such termination date.

         10. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

                  If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including nonbusiness hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four (24) hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this Section 10, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement, supplements to the Prospectus or other such documents which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

                  ln the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 10, then other than as set forth in the Letter Agreement, neither the Company nor any Selling Stockholder shall be liable to any Underwriter (except as provided in Sections 5 and 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company, the Selling Stockholders and the other Underwriters for damages, if any, resulting from such default) be liable to the Company or any Selling Stockholder (except to the extent provided in Sections 5 and 8 hereof).

                  The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 10.

         11.      EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

                           (a) This Agreement shall become effective at the
earlier of (i) 6:30 A.M., San Diego time, on the first full business day following the effective date of the Registration Statement and (ii) the time of the public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 12 before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 4(i) and 8 hereof.

                           (b) You, as Representatives of the several
Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the Closing Date or on or prior to any later date on which Option Shares are to be purchased, as the case may be, (i) if the Company or any Selling Stockholder shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your sole judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraph (i) above, the Company and the Selling Stockholders shall remain obligated to pay costs and expenses pursuant to Sections 4(i) and 8 hereof. Any termination pursuant to any of subparagraphs
(ii) through (v) above shall be without liability of any party to any other party except as provided in Sections 4(i) and 8 hereof.

                  If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

         12. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92715, telecopier number (714) 852-9603,
Attention:

General Counsel; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to 12777 High Bluff Drive, San Diego, California 92130, telecopier number (619) 259-0956, Attention: Glenn H. Sherman, Chief Executive Officer, if sent to one or more of the Selling Stockholders, such notice shall be sent mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to Glenn H. Sherman, as Attorney-in-Fact for the Selling Stockholders, at 12777 High Bluff Drive, San Diego, California 92130, telecopier number (619) 259-0956.

         13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and the Selling Stockholders and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in Section 8 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

                  In all dealings with the Company and the Selling Stockholders under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company and the Selling Stockholders shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by Cruttenden Roth Incorporated on behalf of you.

         14. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to conflict of law principles.

         15. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will constitute an original.

                            [SIGNATURE PAGE FOLLOWS]

                  If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Stockholders and the several Underwriters.


                                 Very truly yours,

                                 LASER POWER CORPORATION

                                 By
                                    -------------------------------------

                                 SELLING STOCKHOLDERS

                                 By
                                    -------------------------------------
                                      Attorney-in-Fact for the Selling
                                      Stockholders named in Schedule B
                                      hereto






Accepted as of the date first above written:

CRUTTENDEN ROTH
  INCORPORATED
L.H. FRIEND, WEINRESS,
  FRANKSON & PRESSON, INC.

On their behalf and on behalf of each
of the several Underwriters named in
Schedule A hereto.

By: CRUTTENDEN ROTH
      INCORPORATED

     By:
         -------------------------------------
                Authorized Signatory

                                   SCHEDULE A


                                                                                      Number of
                                                                                     Firm Shares
                                                                                        To Be
                                   Underwriters                                       Purchased
                                   ------------                                       ---------
Cruttenden Roth Incorporated.......................................................


L.H. Friend, Weinress, Frankson & Presson, Inc.....................................


                                                                                          ---------
         Total.....................................................................       2,400,000
                                                                                          =========

                                   SCHEDULE B

Name of Selling Stockholder                       Number of Shares
---------------------------                       ----------------

                                                  ----------------
                  TOTAL                                 400,000

                                    EXHIBIT A

                                     Form of
                             Representatives Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, (ii) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR (iii) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.


                              _______________, 1997

                             LASER POWER CORPORATION

                          COMMON STOCK PURCHASE WARRANT


                                [200,000] Shares
                          Void after ____________, 2002



         1. NUMBER AND PRICE OF SHARES SUBJECT TO WARRANT. In connection with the of public offering of Common Stock (the "Offering") of Laser Power Corporation (the "Company") and subject to the terms and conditions of this Warrant, Cruttenden Roth Incorporated, or its permitted transferees (each a "Holder") is entitled to purchase from the Company, at any time after ____________, 1998, and on or before ____________, 2002, up to [200,000] shares
(which number of shares is subject to adjustment as described below) of fully paid and non-assessable Common Stock of the Company (the "Shares"). Subject to adjustments for any stock splits, reverse stock splits, stock dividends, recapitalization or reclassification, the purchase price of one share of Common Stock shall be equal to [$9.75] per share. The purchase price of one share of Common Stock payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Warrant Price."


         2. ADJUSTMENTS. The number of Shares issuable upon the exercise of this Warrant and the exercise price thereof shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events, as follows:


                           a) Merger, Sale of Assets, etc. If any capital
reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any such case, appropriate provision shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other that the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.


                           b) Reclassification, etc. If the Company at any time
shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be deemed to give the Holder the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If shares of the class of the Company's stock for which this Warrant is being exercised are subdivided or combined into a greater or smaller number of shares of stock, the Warrant Price shall be proportionately reduced in the case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of such class of stock to be outstanding immediately after such event bears to the total number of shares of such class of stock outstanding immediately prior to such event.

                           c) Adjustment for Dividends in Stock. In case at any
time or from time to time on or after the date hereof the holders of the shares of the Company's Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or securities (or any rights or options to subscribe for or purchase any of the foregoing) of the Company by way of dividend, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraph (c) of this Section 2.


         3. NO SHAREHOLDER RIGHTS. This Warrant shall not entitle Holder to any of the rights of a shareholder of the Company, except that Holder shall be entitled to receive copies of such annual and periodic reports and other communications as the Company sends to all of its shareholders.


         4. RESERVATION OF STOCK. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Shares upon the exercise of this Warrant.


         5. EXERCISE AND CONVERSION OF WARRANT.


                           a) This Warrant may be exercised by Holder or its
permitted assigns, in whole or in part, by delivery of the Notice of Exercise in the form attached hereto as ATTACHMENT 1 and surrender of this Warrant at the principal office of the Company, accompanied by payment in full of the Warrant Price as described above. Notwithstanding any provision of this Warrant, this Warrant may not be exercised prior to one (1) year following ____________, 1997. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered holder for the number of shares of Common Stock with respect to which this Warrant shall not have been exercised.


                           b) Notwithstanding anything to the contrary contained
in this Section 5, Holder may elect to receive Shares on a "net exercise" basis in an amount equal to the value of this Warrant by delivery of the Notice of Conversion in the form attached hereto as ATTACHMENT 2 and surrender of this Warrant at the principal office of the Company, in which event the Company shall issue to Holder a number of Shares computed using the following formula:


                           (P)(Y)(A-B)
                           -----------
                   X    =      A


                   Where:  X  =   the number of Shares to be issued to
                           Holder.

                           P  =   the portion of the Warrant being exercised.


                           Y =    the number of Shares issuable upon exercise of
                           this Warrant.

                           A =    the Fair Market Value of one Share.

                           B =    Warrant Price.




                           c) As used herein, the Fair Market Value of the
Shares shall mean with respect to each Share the closing price or last sale price of the Company's Common Stock sold on any securities exchange or quoted on the Nasdaq National Market on which the Common Stock may at the time be listed or quoted, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on such exchange at the end of such day or quote on the Nasdaq National Market, or, if on any day the Common Stock is not so listed or quoted, the average of the representative bid and asked prices quoted on the Nasdaq SmallCap Market as of 4:00 p.m., New York City time, or, if on any day the Common Stock is not quoted on the Nasdaq SmallCap Market, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of five days consisting of the day as of which the current fair market value of the Shares is being determined and the four consecutive business days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or the over-the-counter market, the current fair market value of a Share shall be the highest price per share which the Company could obtain from a willing buyer (other than a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current Fair Market Value of a Share shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock in such merger, acquisition or other consolidation.


                           d) This Warrant shall be deemed to have been
exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares issuable upon such exercise, together with cash in lieu of any fraction of a Share.


         6. TRANSFER OF WARRANT. This Warrant and all rights hereunder may be transferred, in whole or in part, provided that any such transfer is in compliance with the legend appearing on the first page hereof and the transferee delivers a duly executed copy of Attachment 4; provided, however, for a period of one year from the effective date of the Offering, the Warrant may not be sold, transferred, assigned or hypothecated except to officers or partners of Holder and members of the selling group of the Offering and their officers and partners; and, provided further that any transferee other than an officer or partner of Holder must acquire the right to acquire the lesser of at least (i) [20,000] Shares or (ii) all of the Shares issuable upon exercise of this Warrant.

         7.       COMPLIANCE WITH SECURITIES LAWS.


                           a) Holder represents and agrees that this Warrant is
being purchased only for investment, for Holder's own account, and without any present intention to sell or distribute the Warrant or the Shares, other than a distribution to certain employees of Holder who agree in writing to be bound by the terms of this Warrant to the same extent as Holder. Holder further acknowledges that the Shares will not be issued pursuant to the exercise of this Warrant unless the exercise of this Warrant and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Act and other federal and state securities laws and regulations and the requirements of any stock exchange or other system upon which the Shares may then be listed.


                           b) Holder acknowledges and agrees that this Warrant
and the Shares (collectively, the "Securities") have not been registered under the Act and accordingly will not be transferable except as permitted under the various exemptions contained in the Act, or upon satisfaction of the registration and prospectus delivery requirements of the Act. Therefore, the Securities must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available. Holder understands that unless the Shares are registered under the Act the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required. Holder is aware of the adoption of Rule 144 by the Securities and Exchange Commission and that at the time Holder wishes to sell the Securities, the Company may not be satisfying the current public information requirements of Rule 144 and, in such case, Holder would be precluded from selling the Securities under Rule 144. Holder understands that a stop transfer instruction will be in effect with respect to transfer of Securities inconsistent with the requirements of all applicable securities laws.


         8. REGISTRATION RIGHTS. Holder shall be entitled to the registration rights set forth on ATTACHMENT 3 to this Warrant.


         9. MISCELLANEOUS. This Warrant shall be governed by the laws of the State of California. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to Holder shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.


                  ISSUED effective this ____ day of ____________, 1997.

                                                     LASER POWER CORPORATION
                                                     a Delaware corporation

                             By:
                                  ---------------------------------------

                                      Title:
                                              ---------------------------

                                  ATTACHMENT 1

                               NOTICE OF EXERCISE



TO:  LASER POWER CORPORATION



         1. The undersigned holder (the "Holder") hereby elects to purchase _____________ shares of the Common Stock of Laser Power Corporation (the "Shares") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.


         2. Holder represents and agrees that the Shares are being purchased only for investment, for Holder's own account, and without any present intention to sell or distribute the Shares, except in compliance with all relevant provisions of law, including, without limitation, the Act and other federal and state securities laws and regulations and the requirements of any stock exchange or other system upon which the Shares are listed. Holder acknowledges and agrees that the Shares have not been registered under the Act and accordingly will not be transferable except as permitted under the various exemptions contained in the Act, or upon satisfaction of the registration and prospectus delivery requirements of the Act. Therefore, the Securities must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available. Holder understands that unless the Shares are registered under the Act the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required. Holder is aware of the adoption of Rule 144 by the Securities and Exchange Commission and that at the time Holder wishes to sell the Shares, the Company may not be satisfying the current public information requirements of Rule 144 and, in such case, Holder would be precluded from selling the Shares under Rule 144. Holder understands that a stop transfer instruction will be in effect with respect to transfer of Securities inconsistent with the requirements of all applicable securities laws.

         3. Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

                                     (Name)

                                    (Address)

                                (Tax I.D. Number)

                             Name of Warrant Holder


Date:
                  -------------------------


                               By:
------------------------------

                               Title:
------------------------------

                                  ATTACHMENT 2

                              NOTICE OF CONVERSION


TO:  LASER POWER CORPORATION


1. The undersigned hereby elects to acquire _______________ shares of the Common Stock of Laser Power Corporation, pursuant to the terms of the attached Warrant, by conversion of ________ percent (___%) of the Warrant.


2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                     (Name)

                                    (Address)

                                (Tax I.D. Number)

                             Name of Warrant Holder



Date:
        ---------------------------------------

                             By:
----------------------------

                             Title:
----------------------------

                                  ATTACHMENT 3

                        STATEMENT OF REGISTRATION RIGHTS


         15. DEFINITIONS. For purpose of the Warrant to which this Statement of Registration Rights is attached as ATTACHMENT 3:


                           a) The terms "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;


                           b) The term "Registrable Securities" means the shares
of Common Stock issued or issuable upon exercise of the Warrant;


                           c) The term "Holder" means the original holder of the
Warrant and any permitted transferee of the Warrant to the extent such persons are the holders of Registrable Securities;


                           d) The term "Form S-3" means such form under the Act
as in effect on the date hereof, or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC; and


                           e) The term "Warrant" means the original Warrants
issued in connection with the Offering, as such term is defined in the Warrant, and all Warrants issued as a result of the transfer of such original Warrants.


         2. COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes at any time after _____________, 1998 and before ______________, 2002 to register (including for this purpose a registration effected by the Company for shareholders other than Holder) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give Holder written notice of such registration. Upon the written request of Holder given within 15 days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 8 hereof and Section 5 of the Warrant, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.


         3. OBLIGATION OF THE COMPANY. Subject to the terms of the Warrant, in the event that the Company is to effect the registration of any Registrable Securities pursuant to Section 2 hereof, the Company shall promptly:

                  a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the securities registered thereunder, keep such registration statement effective for up to 120 days, or such shorter period as is required to dispose of all securities covered by such registration statement.


                  b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.


                  c) Furnish to Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by Holder.


                  d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.


                  e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Holder shall also enter into and perform its obligations under such underwriting agreement, including furnishing an opinion of counsel for such Holder if requested by the managing underwriter.


                  f) Notify Holder at any time when a prospectus relating to Registrable Securities of Holder covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.


                  g) Furnish, at the request of Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to the Warrant, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder.


         4. AVAILABILITY OF RULE 144. Notwithstanding anything in the Warrant or this Statement of Registration Rights to the contrary, the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to Section 2, if application of Rule 144 would allow Holder requesting registration under Section 2 to dispose of the Registrable Securities for which a registration is demanded within a single 90-day period.


         5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to the Warrant that the selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by Holder, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.


         6. EXPENSES. The Company shall bear and pay all expenses other than underwriting discounts and commissions incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2 hereof for Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, and the cost of any reasonable fees or disbursements of a single counsel for Holder and all other selling stockholders.


         7. UNDERWRITING REQUIREMENTS. In connection with any registrations in which Registrable Securities have a right to be included pursuant to Section 2 hereof and which involves an underwriting of securities being issued by the Company, the Company shall not be required, under Section 2 hereof, to include any of Holder's securities in such underwriting unless Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering, the securities so included to be apportioned pro rata among the selling Holder and other shareholders holding contractual registration rights according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by Holder and each other selling shareholder.


         8. DELAY OF REGISTRATION. Holder shall have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of the Warrant.


         9. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement filed by the Company:

                           a) To the extent permitted by law, the Company will
indemnify and hold harmless Holder, its officers and directors, any underwriter (as defined in the Act) for Holder and each person, if any, who controls Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) asserted by a third party to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse Holder, any of its officers or directors, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.


                           b) To the extent permitted by law, Holder will
indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other shareholder selling securities in such registration statement or any of its directors or officers or any person who controls such shareholder, against any losses, claims, damages, or liabilities (joint or several) asserted by a third party to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such shareholder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other shareholder, officer, director, or controlling person, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the obligations of Holder hereunder shall be limited to an amount equal to the net proceeds (equal to the offering price less the exercise price, expenses and underwriting commissions and discounts) to such Holder of Shares sold as contemplated herein. Notwithstanding the foregoing, the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder, which consent shall not be unreasonably withheld.


                           c) Promptly after receipt by an indemnified party
under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying part under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action). The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.


         10. REPORTS UNDER THE 1934 ACT. With a view to making available to Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company will endeavor to:


                  a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;


                  b) take such action as is reasonable to enable Holder to utilize Form S-3 for the sale of its Registrable Securities;


                  c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and


                  d) furnish to Holder, so long as Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         11. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to the Warrant may be assigned by Holder to a permitted transferee or assignee of the Warrant or of at least 20,000 Shares, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                                  ATTACHMENT 4

                               STATEMENT OF HOLDER

                  The undersigned, represents and warrants to Laser Power Corporation, a Delaware corporation, that the representations and warranties contained in Section 7 of the Common Stock Purchase Warrant to which this Statement is attached are true and correct. The undersigned also agrees to be bound by the terms of Section 9(b) of Attachment 3 to such Warrant.

                                       CRUTTENDEN ROTH INCORPORATED


                                       By:
_______________________________

                                       Name:
_______________________________

                                       Title:
_______________________________


                                       Dated:
_______________________________